Exhibit 10(ap)


                             SUBSCRIPTION AGREEMENT


Dear Subscriber:

     You (the "Subscriber") hereby agree to purchase, and NCT Networks, Inc., a Delaware corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, 6% Convertible Notes (the "Notes") convertible in accordance with the terms thereof into shares of the Company's $.01 par value common stock (the "Company Shares") for the aggregate consideration set forth on the signature page hereof consisting of cash, a promissory note, and securities of other corporations as described on the signature page hereto ("Purchase Price"). The form of Convertible Note is annexed hereto as Exhibit A. The Company Shares included in the Securities (as hereinafter defined) are sometimes referred to herein as the "Shares" or "Common Stock". (The Notes and the Company Shares are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Note against payment of the Purchase Price.

     The following terms and conditions shall apply to this subscription.

     1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

     (a) Investment Purpose. The Subscriber is acquiring the Notes, and upon conversion of the Notes, will acquire the Company Shares then issuable, for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement under the 1933 Act and in compliance with applicable state securities laws or an exemption from such registration.

     (b) Information on Company. The Subscriber, and its advisors, if any, have been furnished with written information relating to the business of the Company and such other information concerning its operations, financial condition and other matters as the Subscriber has requested. The Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Subscriber or its advisors, if any, or their representatives shall modify, amend or affect the Subscriber's right to rely on the Company's representations and warranties contained in Section 2 below. The Subscriber understands that its investment in the Notes, the Company Shares and the Exchange Shares involves a high degree of risk. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes, the Company Shares and the Exchange Shares. The Subscriber has considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Written Information").

     (c) Information on Subscriber; Accredited Investor Status. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

     (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities are being offered and sold to it in a private placement in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire such securities.

     (e) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     (f) No Broker Commissions or Finder Fees. To the best of its knowledge, the Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby except as described in Section 6 hereof.

     (g) Buyer Liquidity. The Subscriber has adequate means of providing for its current needs and foreseeable financial contingencies.

     (h) Transfer or Resale of Securities. The Subscriber understands that except as provided herein (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, transferred or otherwise disposed of by the Subscriber unless (a) subsequently registered under the 1933 Act and state securities laws, if applicable, (b) the Subscriber shall have delivered to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such securities to be sold, assigned, transferred or otherwise disposed of may be sold, assigned, transferred or otherwise disposed of pursuant to an exemption from such registration, or (c) the Subscriber provides the Company with written customary assurance that such securities can be sold, assigned, transferred or otherwise disposed of pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); and (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

     (i) Company Shares Legend. The Company Shares shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO NCT NETWORKS, INC., THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. "

     (j) Note Legend. The Note shall bear the following legend:

                  "THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO NCT NETWORKS, INC., THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

     (k) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

     (l) Powers; Authorization; Enforceability. The Subscriber has all corporate or company power and authority to enter into and perform this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Subscriber and is a valid and binding agreement of the Subscriber enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally the enforcement of, applicable creditors' rights and remedies.

     (m) Conflicts. To the best knowledge of Subscriber, the execution, delivery and performance of this Agreement by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby will not (i) conflict with or violate its organizational charters or by-laws, or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Subscriber is a party.

     (n) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

     2. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

     (a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company.

     (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

     (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

     (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Written Information.

     (e) Consents. Except as specifically contemplated by the Agreement and as required under the 1933 Act, applicable state securities laws and applicable laws of foriegn jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the NASD, NASDAQ, the Alternative Investment Market of the London Stock Exchange ("AIM") or the Company's
Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation issuance and sale of the Securities, and the performance of the Company's obligations hereunder.

     (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of its obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

     (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company or any of its subsidiaries, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company or any of its subsidiaries of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its subsidiaries, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its subsidiaries is a party, by which the Company or any of its subsidiaries is bound, or to which any of the properties of the Company or any of its subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its subsidiaries is a party; or

     (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its subsidiaries.

     (g) The Securities. The Securities upon issuance:

     (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

     (ii) have been, or will be, duly and validly authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Note is converted, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

     (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

     (iv) will not subject the holders thereof to personal liability by reason of being such holders.

     (h) Litigation. Except as disclosed in the SEC Documents (as defined below) filed prior to the date of this Agreement, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates, including its corporate parent, NCT Group, Inc., a Delaware corporation, that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates, subsidiaries, or NCTGroup, Inc., relating to the Company or any of its directors or officers. "SEC Documents" shall mean all reports, schedules, forms, statements and other documents required to be filed by NCT Group, Inc. with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the 1934 Act (including all exhibits included therein and financial statements, schedules and documents incorporated by reference therein).

     (i) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued.

     (j) Information Concerning Company. The Written Information contains all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the Written Information, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Written Information does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (k) Dilution. The number of Shares issuable upon conversion of the Note may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion of the Note. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Note is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     (l) Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of the Securities, except as may be required by federal securities laws.

     (m) Defaults. Neither the Company nor any of its subsidiaries, affiliates or NCT Group, Inc., is in violation of its Articles of Incorporation or By-Laws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

     (n) No Integrated Offering. Neither the Company, nor any of its affiliates, subsidiaries nor NCT Group, Inc., nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board, as applicable, nor will the Company or any of its affiliates, subsidiaries or NCT Group, Inc. take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     (o) No General Solicitation. Neither the Company, nor any of its subsidiaries, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

     (p) No Undisclosed Liabilities. To the Company's knowledge, the Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Written Information, other than those incurred in the ordinary course of the Company's businesses since the date of incorporation of the Company and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company's financial condition.

     (q) No Undisclosed Events or Circumstances. Since the date of incorporation of the Company, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

     (r) Disability. The Company has no knowledge of any impediment which would or could prevent the Common Stock from becoming publicly tradable on the AIM.

     (s) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

     3. Regulation D Offering; Opinion. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note.

     4. Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(i) and 1(j) above (a) at such time as the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive all reasonably requested representations from the Subscriber and selling broker, if any. If the Company fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following such failure, the Company continues to fail to remove such legend, the Company shall pay to each Subscriber or assignee holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the Purchase Price of the shares subject to a Legend Removal Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of thirty (30) days, each Subscriber or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Securities subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 120% of the applicable Purchase Price.

     5. Redemption. The Company may not redeem the Securities without the consent of the holder of the Securities except as otherwise described herein.

     6. Fees. The Company shall pay to counsel to the Subscriber its fees of $20,000 for services rendered to Subscribers in connection with this Agreement and the other Subscription Agreements for aggregate subscription amounts of up to $5,040,000 of Purchase Price (the "Offering"). The Company will pay to Libra Finance, S.A., a finder's fee of $500,000 ("Finder's Fee"). The Finder's Fee will be paid in an equivalent amount of Stated Value of the Company's Series A Convertible Preferred Stock issued pursuant to and having the rights and preferences set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Stock of the Company ("Series A Preferred"). Libra Finance, S.A. will receive all the benefits, rights and advantages granted by the Company to purchasers of such Series A Preferred Stock including registration and exchange rights. The Finder's Fee and legal fees for the Offering must be paid on each Closing Date with respect to the Notes issued on such date.

     7. Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

     (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other domestic or foreign regulatory authority or trading or listing market of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     (b) The Company shall promptly secure the listing of the Company Shares upon each domestic and foreign securities exchange, or quotation or listing system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. After becoming listed for quotation or trading, the Company will maintain the listing of its Common Stock on the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, New York Stock Exchange or the AIM, whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, or such other principal market or exchange where the Common Stock is listed or traded (the "Principal Market"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

     (c) The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

     (d) Until at least two (2) years after the listing of the Common Stock on a Principal Market, the Company will comply in all respects with its reporting and filing obligations which are necessary to maintain such listing. The Company will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) or any other rule or law to terminate or suspend its listing on a Principal Market or to terminate or suspend its reporting and filing obligations under said Acts or rule or law until the later of (y) two (2) years after the sale by the Subscribers of all the Company Shares and Securities issuable by the Company pursuant to this Agreement.

     (e) The Company undertakes to use the cash proceeds of the Subscriber's funds for general working capital. The Purchase Price may not and will not be used to pay debt or non-trade obligations outstanding on or after the Closing Date.

     (f) Subject to there being sufficient authorized but unissued shares of Common Stock, the Company undertakes to reserve pro rata on behalf of each holder of a Note from its authorized but unissued Common Stock, at all times that Notes remain outstanding, a number of Common Shares equal to not less than 140% of the amount of Common Shares necessary to allow each such holder to be able to convert all such outstanding Notes, at the then applicable Conversion Price. The Company further agrees that Common Shares once reserved, will continue to be reserved until the Notes have been fully converted.

     (g) The Company undertakes to use its best efforts to arrange for the Common Stock to be tradable on the AIM no later than 180 days after the Closing Date.

     8. Covenants of the Company and Subscriber Regarding Indemnification.

     (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     (b) The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and the Company's officers and directors against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any misrepresentation by Subscriber or breach by Subscriber of any warranty in this Agreement or in any Exhibits or Schedules attached hereto or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     9.1. Conversion of Note.

     (a) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares to be sold or are otherwise exempt from registration when sold.

     (b) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (as defined in the Note) to the Company. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will or cause the transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note (and a Note representing the balance of the Note not so converted, if requested by Subscriber) to the Subscriber via express courier for receipt by such Subscriber within five (5) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.


     (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 9 hereof, or the Mandatory Redemption Amount described in Section 9.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late issuance of Shares in the form required pursuant to Section 9 hereof upon Conversion of the Note or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Note principal amount being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

     (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

     9.2. Mandatory Redemption. In the event the Company is prohibited from issuing Shares or fails to timely deliver Shares on a Delivery Date; or for any reason other than pursuant to the limitations set forth in Section 9.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber five
(5) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) the principal amount of the Note designated by the Subscriber, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within five (5) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding, and any obligation to deliver Shares with respect to conversion of the redeemed portion of the Note shall be extinguished.

     9.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99%. The Subscriber may void the conversion limitation described in this
Section 9.3 upon 75 days prior notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

     9.4. Injunction - Posting of Bond. The Company may not refuse conversion of a Note based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

     9.5. Intentionally Omitted.

     9.6. Intentionally Omitted.

     10. Company Representations Regarding Purchase Price. The Company hereby represents and warrants to the Subscriber as follows:

     (a) The $.01 par value shares of Common Stock of Pro Tech Communications, Inc., a Florida corporation ("Pro Tech"), and affiliate of the Company set forth on the signature page hereto ("Purchase Price Shares"), and the non-recourse promissory note of the Subscriber in the principal amount set forth on the signature page of this Agreement ("Purchase Price Note"), which are being accepted by the Company in partial payment of the Purchase Price are being acquired by the Company for its own account and for investment and not with a view to the public resale of distribution thereof.

     (b) The Company will not sell, transfer, or otherwise dispose of the Purchase Price Shares and Purchase Price Note except in compliance with the 1933 Act.

     (c) The Company is aware that the Purchase Price Shares and Purchase Price Note are "restricted securities" as that term is defined in Rule 144 under the 1933 Act and are restricted from resale, are unregistered and must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.



     (d) The Company has had an opportunity to ask questions of, and receive answers from duly designated representatives of Pro Tech concerning the Purchase Price Shares and the Subscriber regarding the Purchase Price Note. The Company has been afforded an opportunity to examine such documents and other information which it has requested for the purpose of verifying the information given it.

     (e) The Company is capable of bearing the economic risks of an investment in the Purchase Price Shares and Purchase Price Note and understands the speculative nature of the Purchase Price Shares and Purchase Price Note and the possibility of such loss. The Company's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Purchase Price Shares or Purchase Price Note to satisfy any existing or contemplated undertaking, need, or indebtedness.

     11. Miscellaneous.

     (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to NCT Networks, Inc., 20 Ketchum Street, Westport, CT 06880, telecopier number: (203) 226-4338, with a copy by telecopier only to: 2001Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C. 20014, attn: William P. O'Neill, Esq., telecopier number: 202-637-2201, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575. Any notice that may be given pursuant to this Agreement, or any document delivered in connection with the foregoing may be given by the Subscriber on the first business day after the observance dates in the United States of America by Orthodox Jewry of Rosh Hashanah, Yom Kippur, the first two days of the Feast of Tabernacles, Shemini Atzeret, Simchat Torah, the first two and final two days of Passover and Pentecost, with such notice to be deemed given and effective, at the election of the Subscriber on a holiday date that precedes such notice. Any notice received by the Subscriber on any of the aforedescribed holidays may be deemed by the Subscriber to be received and effective as if such notice had been received on the first business day after the holiday.

     (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price are transmitted by wire transfer to the Company (the "Closing Date").

     (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

     (d) Execution. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

     (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 12(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (g) Confidentiality. The Company agrees that it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.

     (h) Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     NCT NETWORKS, INC.
                                     A Delaware Corporation



                                     By:  /s/ MICHAEL J. PARRELLA
                                          ------------------------------------
                                           Michael J. Parrella

                             Dated: January 9, 2001


Purchase Price and Note Principal: $1,786,668.00
                                   -------------

Consisting of:

595,238 Unregistered or Registered
Common Shares ($.01 par value) of
Pro Tech Communications, Inc.

$353,334.00 Principal Amount of Subscriber's
Non-Recourse Promissory Note

$290,000.00 Cash Portion of Purchase Price


ACCEPTED: Dated as of January ____, 2001

AUSTOST ANSTALT SCHAAN - Subscriber
7440 Fuerstentum
Lichenstein, Landstrasse 163
Fax: 011-431-534532895

By:______________________________

                                     ACKNOWLEDGED:

                                     By:  /s/ CY E. HAMMOND
                                          ---------------------------
                                            Cy E. Hammond
                                            NCT GROUP, INC.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     NCT NETWORKS, INC.
                                     A Delaware Corporation

                                     By:  /s/ MICHAEL J. PARRELLA
                                          ------------------------------------
                                           Michael J. Parrella

                             Dated: January 9, 2001


Purchase Price and Note Principal: $1,786,666.00
                                   -------------

Consisting of:

595,238 Unregistered or Registered
Common Shares ($.01 par value) of
Pro Tech Communications, Inc.

$353,333.00 Principal Amount of Subscriber's
Non-Recourse Promissory Note

$290,000.00 Cash Portion of Purchase Price


ACCEPTED: Dated as of January ____, 2001

BALMORE, S.A. - Subscriber
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262

By:______________________________

                                     ACKNOWLEDGED:


                                     By:  /s/ CY E. HAMMOND
                                          ---------------------------
                                             Cy E. Hammond
                                             NCT GROUP, INC.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     NCT NETWORKS, INC.
                                     A Delaware Corporation

                                     By:  /s/ MICHAEL J. PARRELLA
                                          ------------------------------
                                           Michael J. Parrella

                             Dated: January 9, 2001

Purchase Price and Note Principal: $550,000.00
                                   -----------

Consisting of:

 -0- Unregistered or Registered
Common Shares ($.01 par value) of
Pro Tech Communications, Inc.

$110,000.00 Principal Amount of Subscriber's
Non-Recourse Promissory Note

$165,000.00 Cash Portion of Purchase Price


ACCEPTED: Dated as of January ____, 2001

AMRO INTERNATIONAL, S.A. - Subscriber
C/o Ultra Finanz
Grossmuenster Platz 26
Zurich, Switzerland CH8022
Fax: 011-411-262-5512

By:______________________________

                                     ACKNOWLEDGED:


                                     By:  /s/ CY E. HAMMOND
                                          ---------------------------
                                            Cy E. Hammond
                                            NCT GROUP, INC.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     NCT NETWORKS, INC.
                                     A Delaware Corporation

                                     By:  /s/ MICHAEL J. PARRELLA
                                          -----------------------------
                                           Michael J. Parrella

                             Dated: January 9, 2001


Purchase Price and Note Principal: $375,000.00
                                   -----------

Consisting of:

-0- Unregistered or Registered
Common Shares ($.01 par value) of
Pro Tech Communications, Inc.

$75,000.00 Principal Amount of Subscriber's
Non-Recourse Promissory Note

$112,500.00 Cash Portion of Purchase Price


ACCEPTED: Dated as of January ____, 2001

NESHER LTD. - Subscriber
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

By:______________________________

                                     ACKNOWLEDGED:

                                     By:  /s/ CY E. HAMMOND
                                          ---------------------------
                                            Cy E. Hammond
                                            NCT GROUP, INC.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     NCT NETWORKS, INC.
                                     A Delaware Corporation

                                     By:  /s/ MICHAEL J. PARRELLA
                                          ------------------------------
                                           Michael J. Parrella

                             Dated: January 9, 2001

Purchase Price and Note Principal: $375,000.00
                                   -----------

Consisting of:

-0- Unregistered or Registered
Common Shares ($.01 par value) of
Pro Tech Communications, Inc.

$75,000.00 Principal Amount of Subscriber's
Non-Recourse Promissory Note

$112,500.00 Cash Portion of Purchase Price


ACCEPTED: Dated as of January ____, 2001

TALBIYA B. INVESTMENTS LTD. - Subscriber
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

By:______________________________

                                     ACKNOWLEDGED:

                                     By:  /s/ CY E. HAMMOND
                                          ---------------------------
                                            Cy E. Hammond
                                            NCT GROUP, INC.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     NCT NETWORKS, INC.
                                     A Delaware Corporation

                                     By:  /s/ MICHAEL J. PARRELLA
                                          ------------------------------
                                           Michael J. Parrella

                             Dated: January 9, 2001

Purchase Price and Note Principal: $166,666.00
                                   -----------

Consisting of:

-0- Unregistered or Registered
Common Shares ($.01 par value) of
Pro Tech Communications, Inc.

$33,333.00 Principal Amount of Subscriber's
Non-Recourse Promissory Note

$50,000.00 Cash Portion of Purchase Price


ACCEPTED: Dated as of January ____, 2001

THE GROSS FOUNDATION, INC. - Subscriber
1660 49th Street
Brooklyn, New York
Fax: 718-851-3511


By:______________________________

                                     ACKNOWLEDGED:


                                     By:  /s/ CY E. HAMMOND
                                          ---------------------------
                                            Cy E. Hammond
                                            NCT GROUP, INC.